EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data) (Unaudited)

	AS OF OR FOR THE
	YEARS ENDED		%
	DECEMBER 31,		INCREASE
	2017	2016	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$13,434	$15,762	-14.77%
Return on Average Assets	1.08%	1.28%	-15.63%
Return on Average Equity	7.11%	8.37%	-15.05%
BALANCE SHEET HIGHLIGHTS
Total Assets	$1,276,959	$1,242,292	2.79%
Available-for-Sale Securities	356,908	395,077	-9.66%
Loans (Net)	806,857	743,362	8.54%
Allowance for Loan Losses	8,856	8,473	4.52%
Deposits and Repo Sweep Accounts	1,012,215	989,018	2.35%
OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	169,725	163,296	3.94%
Trust Assets Under Management	916,580	879,844	4.18%
SHAREHOLDERS' VALUE
(PER COMMON SHARE)
Net Income - Basic	$1.10	$1.30	-15.38%
Net Income - Diluted	$1.10	$1.30	-15.38%
Dividends	$1.04	$1.04	0.00%
Common Book Value	$15.43	$15.36	0.46%
Tangible Common Book Value	$14.45	$14.37	0.56%
Market Value (Last Trade)	$24.00	$26.20	-8.40%
Market Value / Common Book Value	155.54%	170.57%	-8.81%
Market Value / Tangible Common Book Value	166.09%	182.32%	-8.90%
Price Earnings Multiple (Annualized)	21.82	20.15	8.29%
Dividend Yield (Annualized)	4.33%	3.97%	9.07%
Common Shares Outstanding, End of Period	12,214,525	12,113,228	0.84%
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets	13.95%	14.15%	-1.41%
Nonperforming Assets / Total Assets	1.47%	1.43%	2.80%
Allowance for Loan Losses / Total Loans	1.09%	1.13%	-3.54%
Total Risk Based Capital Ratio (a)	23.16%	23.60%	-1.86%
Tier 1 Risk Based Capital Ratio (a)	22.03%	22.48%	-2.00%
Common Equity Tier 1 Risk Based Capital Ratio (a)	22.03%	22.48%	-2.00%
Leverage Ratio (a)	14.25%	14.27%	-0.14%
(a) Capital ratios for the most recent period are estimated.

AVERAGE BALANCES
Average Assets	$1,247,759	$1,229,866	1.45%
Average Equity	$188,958	$188,373	0.31%
EFFICIENCY RATIO
Net Interest Income on a Fully Taxable-Equivalent
Basis	$44,708	$43,157	3.59%
Noninterest Revenue	16,153	15,511	4.14%
Total (1)	$60,861	$58,668	3.74%
Noninterest Expenses (2)	$36,967	$34,744	6.40%
Efficiency ratio = (2)/(1)	60.74%	59.22%	2.56%

1

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(In Thousands, Except Per Share Data) (Unaudited)	For the Three Months Ended:
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2017	2017	2017	2017	2016	2016	2016	2016
Interest income	$11,785	$11,626	$11,340	$11,112	$11,106	$11,131	$10,924	$10,937
Interest expense	999	985	978	953	920	944	925	904
Net interest income	10,786	10,641	10,362	10,159	10,186	10,187	9,999	10,033
Provision (credit) for loan losses	23	322	4	452	(3)	538	318	368
Net interest income after provision (credit) for loan losses	10,763	10,319	10,358	9,707	10,189	9,649	9,681	9,665
Noninterest revenue	4,117	4,066	4,106	3,864	4,031	3,884	3,906	3,690
Net gains on available-for-sale securities	0	5	107	145	69	584	122	383
Noninterest expenses	9,401	9,192	9,076	9,298	8,558	8,579	8,535	9,072
Income before income tax provision	5,479	5,198	5,495	4,418	5,731	5,538	5,174	4,666
Income tax provision	3,536	1,262	1,374	984	1,500	1,451	1,303	1,093
Net income	$1,943	$3,936	$4,121	$3,434	$4,231	$4,087	$3,871	$3,573
Net income attributable to common shares	$1,933	$3,916	$4,100	$3,416	$4,209	$4,065	$3,850	$3,553
Basic earnings per common share	$0.16	$0.32	$0.34	$0.28	$0.35	$0.34	$0.32	$0.29
Diluted earnings per common share	$0.16	$0.32	$0.34	$0.28	$0.35	$0.34	$0.32	$0.29

QUARTERLY CONDENSED, CONSOLIDATED
BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)	As of:
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2017	2017	2017	2017	2016
ASSETS
Cash & Due from Banks	$40,244	$32,850	$34,643	$32,543	$32,109
Available-for-Sale Securities	356,908	365,086	364,753	376,919	395,077
Loans Held for Sale	765	437	1,708	163	142
Loans, Net	806,857	792,112	771,057	753,277	743,362
Intangible Assets	11,954	11,956	11,957	11,958	11,959
Other Assets	60,231	57,480	59,283	59,064	59,643
TOTAL ASSETS	$1,276,959	$1,259,921	$1,243,401	$1,233,924	$1,242,292

LIABILITIES
Deposits	$1,008,449	$1,021,625	$997,262	$980,251	$983,843
Repo Sweep Accounts	3,766	4,739	4,875	6,244	5,175
Total Deposits and Repo Sweeps	1,012,215	1,026,364	1,002,137	986,495	989,018
Borrowed Funds	67,189	34,256	42,321	52,888	59,454
Other Liabilities	9,112	8,288	9,084	7,191	7,812
TOTAL LIABILITIES	1,088,516	1,068,908	1,053,542	1,046,574	1,056,284

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding Accumulated Other Comprehensive Income/ Loss	189,950	190,639	189,339	187,825	186,906
Accumulated Other Comprehensive Income/ Loss:
Net Unrealized Gains/Losses on Available-for-sale Securities	(1,566)	227	369	(630)	(949)
Defined Benefit Plans Adjustment, Net	59	147	151	155	51
TOTAL SHAREHOLDERS' EQUITY	188,443	191,013	189,859	187,350	186,008
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,276,959	$1,259,921	$1,243,401	$1,233,924	$1,242,292

2

AVAILABLE-FOR-SALE SECURITIES	December 31, 2017		September 30, 2017		December 31, 2016
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$8,026	$7,873	$8,028	$7,946	$9,671	$9,541
Obligations of states and political subdivisions:
Tax-exempt	103,673	105,111	108,521	110,557	118,140	119,037
Taxable	25,431	25,573	27,538	27,816	30,073	30,297
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	52,992	52,347	55,247	54,917	58,922	58,404
Residential collateralized mortgage obligations	134,314	131,814	130,375	129,243	147,915	146,608
Commercial mortgage-backed securities	33,881	33,219	34,028	33,629	30,817	30,219
Total debt securities	358,317	355,937	363,737	364,108	395,538	394,106
Marketable equity securities	1,000	971	1,000	978	1,000	971
Total	$359,317	$356,908	$364,737	$365,086	$396,538	$395,077

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	Dec. 31,	Sept. 30,	Dec. 31,
	2017	2017	2016
Residential mortgage:
Residential mortgage loans - first liens	$359,987	$355,285	$334,102
Residential mortgage loans - junior liens	25,325	24,694	23,706
Home equity lines of credit	35,758	36,534	38,057
1-4 Family residential construction	26,216	25,286	24,908
Total residential mortgage	447,286	441,799	420,773
Commercial:
Commercial loans secured by real estate	159,266	158,520	150,468
Commercial and industrial	88,276	83,243	83,854
Political subdivisions	59,287	54,730	38,068
Commercial construction and land	14,527	13,937	14,287
Loans secured by farmland	7,255	7,744	7,294
Multi-family (5 or more) residential	7,713	7,566	7,896
Agricultural loans	6,178	6,137	3,998
Other commercial loans	10,986	12,383	11,475
Total commercial	353,488	344,260	317,340
Consumer	14,939	14,953	13,722
Total	815,713	801,012	751,835
Less: allowance for loan losses	(8,856)	(8,900)	(8,473)
Loans, net	$806,857	$792,112	$743,362

Loans Held for Sale
(In Thousands)	Dec. 31,	Sept. 30,	Dec. 31,
	2017	2017	2016
Residential mortgage loans originated and serviced - outstanding balance	$170,490	$170,018	$163,438
Less: outstanding balance of loans sold	(169,725)	(169,581)	(163,296)
Loans held for sale, net	$765	$437	$142

3

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	Year	Year
	Ended	Ended	Ended	Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,
	2017	2017	2017	2016
Balance, beginning of period	$8,900	$8,635	$8,473	$7,889
Charge-offs	(77)	(67)	(479)	(757)
Recoveries	10	10	61	120
Net charge-offs	(67)	(57)	(418)	(637)
Provision for loan losses	23	322	801	1,221
Balance, end of period	$8,856	$8,900	$8,856	$8,473

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(Dollars In Thousands)

	Dec 31,	Sept. 30,	Dec 31,
	2017	2017	2016
Impaired loans with a valuation allowance	$4,100	$3,581	$3,372
Impaired loans without a valuation allowance	5,411	5,388	7,488
Total impaired loans	$9,511	$8,969	$10,860

Total loans past due 30-89 days and still accruing	$9,449	$5,978	$7,735

Nonperforming assets:
Total nonaccrual loans	$13,404	$12,400	$8,736
Total loans past due 90 days or more and still accruing	3,724	2,979	6,838
Total nonperforming loans	17,128	15,379	15,574
Foreclosed assets held for sale (real estate)	1,598	1,650	2,180
Total nonperforming assets	$18,726	$17,029	$17,754

Loans subject to troubled debt restructurings (TDRs):
Performing	$636	$658	$5,803
Nonperforming	3,027	3,075	2,874
Total TDRs	$3,663	$3,733	$8,677

Total nonperforming loans as a % of loans	2.10%	1.92%	2.07%
Total nonperforming assets as a % of assets	1.47%	1.35%	1.43%
Allowance for loan losses as a % of total loans	1.09%	1.11%	1.13%
Allowance for loan losses as a % of nonperforming loans	51.70%	57.87%	54.40%

4

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	12/31/2017	Return/	9/30/2017	Return/	12/31/2016	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$257,714	2.14%	$251,774	2.11%	$279,385	1.96%
Tax-exempt	106,773	4.23%	111,721	4.27%	118,541	4.36%
Total available-for-sale securities	364,487	2.76%	363,495	2.78%	397,926	2.67%
Interest-bearing due from banks	15,423	1.29%	21,260	1.25%	14,424	0.74%
Loans held for sale	393	5.05%	781	5.08%	341	7.00%
Loans receivable:
Taxable	729,219	4.92%	717,012	4.92%	688,123	4.87%
Tax-exempt	73,683	4.56%	71,334	4.51%	57,293	4.53%
Total loans receivable	802,902	4.88%	788,346	4.88%	745,416	4.84%
Total Earning Assets	1,183,205	4.18%	1,173,882	4.16%	1,158,107	4.05%
Cash	17,645		18,325		16,636
Unrealized gain/loss on securities	(844)		1,449		4,223
Allowance for loan losses	(9,013)		(8,769)		(8,585)
Bank premises and equipment	15,313		15,431		15,425
Intangible assets	11,954		11,958		11,960
Other assets	42,294		40,944		41,431
Total Assets	$1,260,554		$1,253,220		$1,239,197

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$215,300	0.28%	$219,633	0.25%	$212,463	0.16%
Money market	188,659	0.19%	194,947	0.19%	199,983	0.18%
Savings	147,382	0.10%	145,025	0.10%	135,059	0.10%
Certificates of deposit	119,936	0.92%	119,351	0.85%	113,776	0.78%
Individual Retirement Accounts	96,148	0.46%	96,934	0.45%	101,046	0.43%
Other time deposits	682	0.00%	1,472	0.27%	676	0.00%
Total interest-bearing deposits	768,107	0.35%	777,362	0.33%	763,003	0.28%
Borrowed funds:
Short-term	25,669	1.28%	7,139	0.44%	18,182	0.48%
Long-term	29,480	3.35%	36,469	3.67%	38,497	3.75%
Total borrowed funds	55,149	2.39%	43,608	3.14%	56,679	2.70%
Total Interest-bearing Liabilities	823,256	0.48%	820,970	0.48%	819,682	0.45%
Demand deposits	237,518		232,839		221,928
Other liabilities	9,308		8,801		9,366
Total Liabilities	1,070,082		1,062,610		1,050,976
Shareholders' equity, excluding other comprehensive income/loss	190,878		189,520		185,437
Accumulated other comprehensive income/loss	(406)		1,090		2,784
Total Shareholders' Equity	190,472		190,610		188,221
Total Liabilities and Shareholders' Equity	$1,260,554		$1,253,220		$1,239,197
Interest Rate Spread		3.70%		3.68%		3.60%
Net Interest Income/Earning Assets		3.85%		3.83%		3.73%

Total Deposits (Interest-bearing and Demand)	$1,005,625		$1,010,201		$984,931

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds have been presented on an annualized basis.

5

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	Year		Year
	Ended	Rate of	Ended	Rate of
	12/31/2017	Return/	12/31/2016	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$259,079	2.12%	$293,636	2.01%
Tax-exempt	112,746	4.34%	111,343	4.71%
Total available-for-sale securities	371,825	2.79%	404,979	2.75%
Interest-bearing due from banks	16,634	1.14%	19,022	0.61%
Loans held for sale	470	5.32%	472	5.72%
Loans receivable:
Taxable	711,901	4.90%	662,769	4.95%
Tax-exempt	68,739	4.52%	60,307	4.52%
Total loans receivable	780,640	4.87%	723,076	4.92%
Total Earning Assets	1,169,569	4.16%	1,147,549	4.08%
Cash	17,322		16,570
Unrealized gain/loss on securities	88		7,166
Allowance for loan losses	(8,820)		(8,082)
Bank premises and equipment	15,541		15,413
Intangible assets	11,957		11,966
Other assets	42,102		39,284
Total Assets	$1,247,759		$1,229,866

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$209,893	0.23%	$201,357	0.15%
Money market	191,356	0.19%	199,405	0.17%
Savings	143,575	0.10%	132,679	0.10%
Certificates of deposit	117,366	0.85%	117,130	0.75%
Individual Retirement Accounts	97,519	0.45%	103,467	0.42%
Other time deposits	1,014	0.10%	1,036	0.10%
Total interest-bearing deposits	760,723	0.32%	755,074	0.28%
Borrowed funds:
Short-term	23,761	0.90%	23,906	0.65%
Long-term	35,658	3.64%	38,610	3.76%
Total borrowed funds	59,419	2.54%	62,516	2.57%
Total Interest-bearing Liabilities	820,142	0.48%	817,590	0.45%
Demand deposits	230,194		215,373
Other liabilities	8,465		8,530
Total Liabilities	1,058,801		1,041,493
Shareholders' equity, excluding other comprehensive income/loss	188,756		183,671
Accumulated other comprehensive income/loss	202		4,702
Total Shareholders' Equity	188,958		188,373
Total Liabilities and Shareholders' Equity	$1,247,759		$1,229,866
Interest Rate Spread		3.68%		3.63%
Net Interest Income/Earning Assets		3.82%		3.76%

Total Deposits (Interest-bearing and Demand)	$990,917		$970,447

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds have been presented on an annualized basis.

6

COMPARISON OF NONINTEREST REVENUE
(In Thousands)	Three Months Ended			Years Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2017	2017	2016	2017	2016
Service charges on deposit accounts	$1,142	$1,168	$1,172	$4,488	$4,695
Service charges and fees	101	115	104	417	439
Trust and financial management revenue	1,430	1,292	1,193	5,399	4,760
Brokerage revenue	246	187	187	797	756
Insurance commissions, fees and premiums	17	26	28	115	102
Interchange revenue from debit card transactions	572	561	512	2,221	1,943
Net gains from sales of loans	167	297	330	818	1,029
Loan servicing fees, net	82	35	64	244	103
Increase in cash surrender value of life insurance	98	97	96	379	382
Other operating income	262	288	345	1,275	1,302
Total other operating income, before realized gains on available-for-sale securities, net	$4,117	$4,066	$4,031	$16,153	$15,511

COMPARISON OF NONINTEREST EXPENSES
(In Thousands)	Three Months Ended			Years Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2017	2017	2016	2017	2016
Salaries and wages	$3,981	$3,985	$3,710	$15,806	$15,411
Pensions and other employee benefits	1,484	1,216	1,218	5,374	4,717
Occupancy expense, net	582	580	570	2,340	2,340
Furniture and equipment expense	462	471	429	1,834	1,730
FDIC Assessments	93	93	40	376	488
Pennsylvania shares tax	321	336	342	1,329	1,274
Professional fees	336	269	310	1,086	1,126
Automated teller machine and interchange expense	339	346	330	1,284	1,137
Software subscriptions	320	299	252	1,190	981
Other operating expense	1,483	1,597	1,357	6,348	5,540
Total noninterest expense	$9,401	$9,192	$8,558	$36,967	$34,744

7